EXHIBIT 7.3
                                                                     -----------


                             JOINT FILING AGREEMENT


            Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Amendment No. 2 to
Schedule 13D, to which this Agreement is attached as an Exhibit and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned.

            This Agreement may be executed in one or more counterparts.

Dated: July 12, 2005

                                CAPITAL Z FINANCIAL SERVICES
                                FUND II, L.P., a Bermuda limited partnership

                                By:   Capital Z Partners, L.P., a Bermuda
                                      limited partnership, its General Partner

                                By:   Capital Z Partners, Ltd., a Bermuda
                                      exempt company, its General Partner


                                      By: /s/ Craig Fisher
                                          -------------------------------------
                                          Name:   Craig Fisher
                                          Title:  General Counsel



                                CAPITAL Z FINANCIAL SERVICES PRIVATE
                                FUND II, L.P., a Bermuda limited partnership

                                By:   Capital Z Partners, L.P., a Bermuda
                                      limited partnership, its General Partner

                                By:   Capital Z Partners, Ltd., a Bermuda
                                      exempt company, its General Partner


                                      By: /s/ Craig Fisher
                                          -------------------------------------
                                          Name:   Craig Fisher
                                          Title:  General Counsel



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                                CAPITAL Z PARTNERS, L.P.,
                                a Bermuda limited partnership

                                By:   Capital Z Partners, Ltd., a Bermuda
                                      exempt company, its General Partner


                                      By: /s/ Craig Fisher
                                          -------------------------------------
                                          Name:   Craig Fisher
                                          Title:  General Counsel



                                CAPITAL Z PARTNERS, LTD.,
                                a Bermuda exempt company


                                      By: /s/ Craig Fisher
                                          -------------------------------------
                                          Name:   Craig Fisher
                                          Title:  General Counsel